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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-80775.

                                          ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
March 12, 1997